UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2006 (August 4, 2006)

BULLDOG TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-50321	980377543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301-11120 Horseshoe Way Richmond, British Columbia, Canada	V7A 5H7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (604) 271-8656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 4, 2006, Mr. John Cockburn resigned as a member of the Board of Directors of the Company and as its Director of Global Sales.  Mr. Cockburn’s resignation is a result of his desire to pursue other personal interests.  In connection with Mr. Cockburn’s resignation there were no disagreements with the Company’s Board of Directors or management.

Item 7.01.  Regulation FD Disclosure

On August 10, 2006, the Company reported in a press release, attached hereto as Exhibit 99.1, the resignation of Mr. John Cockburn as a member of the Board of Directors and Director of Global Sales.

Item 9.01.  Financial Statements and Exhibits.

(a)          Exhibits

99.1                           August 10, 2006 Press Release Announcing Resignation of John Cockburn as member of the Board of Directors and Director of Global Sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BULLDOG TECHNOLOGIES INC.

By:	/s/ Paul G. Harrington
Paul G. Harrington
Chief Executive Officer and President

Date:  August 10, 2006